Exhibit 99.1

3/2/2006 1 Sandler O'Neill 2006 West Coast Financial Services Conference March 8-10, 2006

Certain statements contained in this presentation, including, without limitation, statements containing the words "believes", "anticipates", "intends", and "expects", and words of similar import, constitute "forwardlooking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company's business, and other factors referenced in this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward- looking statements contained herein to reflect future events or developments.

Stock Summary NASDAQ Symbol CMBC Shares Outstanding 12/31/05 5.94 Million Market Capitalization $210.7 Million * P/E LTM as of 3/3/06 16.2 2006e ($2.55 analyst consensus) 13.6* * 2007e ($2.88 analyst consensus) 12.1* * Annualized Dividends Per Share $0.50 per year (1.41% Yield) Sandler, O'Neill & Partners Analyst Coverage Keefe, Bruyette and Woods, Inc. Fig Partners * Based on per share price of $35.50 as of 12/31/2005 * * Projected PE ratios are analyst's consensus estimates. The Company does not provide estimates for future periods. 3/2/2006

Company Overview o Community National Bank is the largest independent bank in its markets with eleven branches focused in the high growth areas of San Diego County & western Riverside County with approximately $909 million in Assets as of 12/31/05. o Focused on high performance through acquiring new core business relationships primarily from the large bank competitors, i.e. WellsFargo, Bank of America and Union Bank of California. o Completed the acquisition of Rancho Bernardo Community Bank with one branch and total assets of $126 million as of 8/19/05. o Operating in a highly consolidated market with a few large bank competitors that control 65% of the market share in San Diego and SW Riverside counties.

Company Overview o Exceptional financial performance 2003Yr 2004Yr Change 2005Yr Change Net Income $5.9 mil $8.4 mil + 42% $12.6 mil + 51% ROA 1.34% 1.55% + 21 bp 1.61% + 6 bp ROATE 21.34% 20.11% -123 bp 25.63% + 5.52% Net Interest Margin 5.00% 5.40% + 40 bp 5.80% + 40 bp Efficiency Ratio 60.81% 60.08% -73 bp 56.92% -3.16% Diluted EPS $1.42 $1.71 +20% $2.17 + 27% Total Assets $476.7 mil $641.6 mil + 35% $908.6 mil + 42% o Increased earnings driven by continued asset growth, improving efficiency, and expansion of the franchise in the high growth counties of San Diego and Riverside o Continued strong loan and core deposit growth o Proven strength in generating quality assets; the average net charge offs to average loans over the last 5 years is 0.11% o Consistent high return on tangible equity

3/2/2006 6 Attractive Marketplace: Branches

3/2/2006 7 12 Fastest-Growing Counties in U.S. by Numerical Increase: April 1, 2000 to July 1, 2004 July 1, 2004 Percent Numerical Estimated Rank County State Increase Increase Population 1 Maricopa Arizona 13.96% 428,852 3,501,001 2 Los Angeles California 4.40% 418,409 9,937,739 3 Riverside California 21.13% 326,563 1,871,950 4 Clark Nevada 19.98% 274,933 1,650,671 5 Harris Texas 7.17% 243,707 3,644,285 6 San Bernardino California 12.38% 211,697 1,921,131 7 Tarrant Texas 9.81% 141,869 1,588,088 8 Orange California 4.96% 141,302 2,987,591 9 Collin Texas 27.69% 136,164 627,938 10 Broward Florida 8.13% 131,875 1,754,893 11 Sacramento California 10.54% 128,946 1,352,445 12 San Diego California 4.19% 117,881 2,931,714 Source: Census Bureau Attractive Marketplace ..In terms of population, San Diego and Riverside counties are among the top twelve fastest growing counties in the U.S.

Market Opportunity o As of June 30, 2005, San Diego County had $46.6 billion in total deposits. o Of this total, 65%, or $30.4 Billion were concentrated in 5 major institutions o Community represented only $652.1 million (including Rancho Bernardo Community Bank), or 1.4% of this total market share.

Market Opportunity o Deposits in San Diego County increased $23 billion between June 1997 and June 2005. o Major banks have acquired over $4.2 billion in assets through acquisitions of community banks since the beginning of 1990 in San Diego. o Community National Bank has the size, strength and product diversity to effectively compete with the major institutions which dominate the markets in which we operate.

Experienced Management Team Years of Management Position Experience Gary Deems Chairman 30+ Mike Perdue President and CEO 25+ Bruce Mills Chief Financial Officer 20+ Don Murray Chief Credit Officer 20+ Rick Sanborn Chief Administrative Officer 20+ Gary Youmans Head of SBA 30+

Corporate Strategy o Continued high profitability, and expansion of our community banking franchise o Maintain superior credit quality o Balance sheet growth through: o Increasing core deposits and improving deposit mix o Continued strong loan origination o Expansion through de novo branches, organic growth and acquisitions

3/2/2006 12 $370 $416 $477 $642 $909 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2001 2002 2003 2004 2005 Assets ($ in millions) CAGR = 25%

Company Strength o Superior Asset Generation Capabilities o Commercial real estate loans o Business loans o SBA loans o Construction o Growing Core Deposit Base o Focus on business transaction accounts o Marketing strategies targeting business customers o Big bank products, community bank service o Operating in a Consolidated Market o Large Bank acquisitions in our market area have created exceptional opportunities for community banks

3/2/2006 14 $320.8 $309.1 $267.1 $420.6 $493.0 $250 $300 $350 $400 $450 $500 2001 2002 2003 2004 2005 Strong Loan Origination ($ in millions)

3/2/2006 15 Loan Portfolio 12/31/05 Commercial/Other 11.5% Real Estate Construction, 23.4% SBA Real Estate, 24.0% Commercial Real Estate, 36.4% Residential 1-4 Real Estate, 3.7% Consumer/Other, 1.4%

SBA Lending o Core solid business - Active SBA lender since 1990 o Exceptional growth in originations o Proven SBA Lender with 2 Product Types: 7(a) & 504 o #1 SBA 504 Community Bank Lender in the nation for 2005 (second consecutive year) o In addition to branch network, loan production offices are located in California, Arizona and Nevada. o Contributes three recurring revenue streams: o Interest income on retained loans o Gain on sale revenue o Servicing income on loans sold to others

Non-interest Bearing Demand, 23.2% MMDA & NOW, 29.2% Time Deposits > $100K, 20.8% Wholesale Deposits, 9.4% Savings, 3.2% Time Deposits < $100K, 14.2%

3/2/2006 18 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2001 2002 2003 2004 2005 Checking MMDA Savings Transaction Deposit Growth CAGR = 33% ($ in millions)

Deposit Market Share o Community is the #1 community bank in its market* Branch Total Deposits Market Share Rank Name Charter Count in Market ($000) (%) 1 WASHINGTON MUTUAL BANK Thrift 19 $ 2,395,985 17.42% 2 WELLS FARGO BANK NA Bank 30 2,028,564 14.75% 3 BANK OF AMERICA NA Bank 20 1,796,890 13.07% 4 UNION BANK OF CALIFORNIA NA Bank 13 924,338 6.72% 5 WORLD SAVINGS BANK FSB Thrift 3 848,707 6.17% 6 COMMUNITY NATIONAL BANK Bank 11 747,250 5.43% 7 CALIFORNIA BANK&TRUST Bank 8 708,756 5.15% 8 TEMECULA VALLEY BANK Bank 8 619,995 4.51% All others 76 3,681,603 26.77% Totals 188 $ 13,752,088 100.00% *Cities served include Bonsall, El Cajon, Encinitas, Escondido, Fallbrook, La Mesa, Murrieta, Rancho Bernardo, Santee, Temecula and Vista. Based on FDIC data as of June 30, 2005.

3/2/2006 20 $12.6 $8.4 $5.9 $3.0 $1.1 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2001 2002 2003 2004 2005 Net Income CAGR = 84% +51% ($ in millions)

3/2/2006 21 $0.35 $0.84 $1.42 $1.71 $2.17 $- $0.50 $1.00 $1.50 $2.00 $2.50 2001 2002 2003 2004 2005 Fully Diluted EPS CAGR = 58% +27%

3/2/2006 22 0.34% 0.77% 1.34% 1.55% 1.61% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2001 2002 2003 2004 2005 Return on Average Assets

3/2/2006 23 Return on Ave. Tangible Equity 25.63% 20.11% 21.34% 16.00% 7.79% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2001 2002 2003 2004 2005

Net Interest Margin 6.0% 5.8% 5.6% 5.4% 5.2% 5.0% 4.8% 4.6% 4.4% 4.2% 4.0% 2001 2002 2003 2004 2005 5.80% 5.40% 5.00% 4.40% 4.18%

3/2/2006 25 56.9% 60.1% 60.8% 70.3% 78.6% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 2001 2002 2003 2004 2005 Efficiency Ratio

Credit Quality At or for the Year ended 12/31/05 (dollars in thousands) Credit Quality NPLs NPAs NPLs / Loans NPAs / Assets $ $ 3,647 3,715 0.49% 0.41% Loan Loss Allowance NCOs / Avg. Loans $ 9,773 0.04% Loan Loss Allowance to Loans Held for Investment 1.68% Loan Loss Allowance to NPLs, net of gov't guarantees 467.16% Net of Gov't Guarantees NPLs net of gov't guarantees NPAs net of gov't guarantees NPLs net of gov't guarantees / Loans NPAs net of gov't guarantees / Assets $ $ 2,092 2,160 0.28% 0.24%

3/2/2006 27 0.23% 0.16% 0.09% 0.01% 0.04% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% 2001 2002 2003 2004 2005 NCOs to Avg. Loans 5 Yr Avg. through 12/31/05 = 0.11%

Summary of Acquisitions Target Rancho Bernardo Cuyamaca Seller Community Bank Bank Announcement Date 4/21/2005 6/28/2004 Completion Date 8/19/2005 10/1/2004 Deal Value ($M)* 36.7 26.6 Target Total Assets ($000)* 125.8 115.4 *As of date of acquisition

Industry Performance Comparison ROTE of 25.63% in 2005 places us among the highest performing banks. o 2nd in the state for publicly traded banks with assets of $1 billion or less o Top 10% of all banks in the nation, regardless of size (Source: SNL Data) o 10th in the nation for publicly traded banks with assets of $1 billion or less for the 3 year average ROE(U.S. Banker Magazine - July 2005)

3/2/2006 30 Indexed Price Performance: Last 3 Years Dec 2002 through Dec 2005 0 50 100 150 200 250 300 350 400 450 500 Dec-02Feb-03Apr-03Jun-03 Aug-03Oct-03Dec-03Feb-04Apr-04Jun-04 Aug-04Oct-04Dec-04Feb-05Apr-05Jun-05 Aug-05Oct-05Dec-05 NASDAQ US NASDAQ Bank CMBC

Investment Considerations o Expanding market share in the high growth markets of San Diego County and southwest Riverside County o Expanding geographic footprint as a result of Cuyamaca and Rancho Bernardo acquisitions o Loan generation strength o Stable, recurring SBA income o Excellent credit quality o Outstanding financial performance